                                     [logo]
                                    COLONIAL
                             FLORIDA TAX-EXEMPT FUND


                               [Graphic Omitted]


                                  ANNUAL REPORT
                                JANUARY 31, 1996


                       ----------------------------------
                         NOT FDIC-    MAY LOSE VALUE
                         INSURED      NO BANK GUARANTEE
                       ----------------------------------

                   COLONIAL FLORIDA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1996 - JANUARY 31, 1997

INVESTMENT OBJECTIVE: Colonial Florida Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. Fund shares are also intended to be exempt from the Florida intangibles tax.

THE FUND IS DESIGNED TO OFFER:
  [x] High monthly tax-free income
  [x] Long-term appreciation
  [x] Diversification and emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "Changing expectations of economic strength during the course of the year resulted in high levels of volatility for fixed-income investments. While these conditions limited bond price appreciation, the Fund's substantial investment in Florida securities generated high levels of income that boosted its performance through increased cash flows and net asset value
stability."                                                        - Robert Waas

                  COLONIAL FLORIDA TAX-EXEMPT FUND PERFORMANCE

                                                     Class A          Class B
Inception date                                        2/1/93          2/1/93
-------------------------------------------------------------------------------
Distributions declared per share*                      $0.391            $0.336
-------------------------------------------------------------------------------
SEC yields on 1/31/97**                                 4.81%             4.28%
-------------------------------------------------------------------------------
Taxable-equivalent SEC yields***                        7.96%             7.09%
-------------------------------------------------------------------------------
12-month total returns, assuming reinvestment           2.80%             2.03%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
-------------------------------------------------------------------------------
Net asset value per share on 1/31/97                    $7.43             $7.43

*A portion of the Fund's income may be subject to the alternative minimum tax. **The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been 4.34% for Class A shares and 3.80% for Class B shares.
***Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate.
The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

-------------------------------------     --------------------------------------
QUALITY BREAKDOWN (as of 1/31/97)         TOP FIVE SECTORS (as of 1/31/97)
-------------------------------------     -------------------------------------
AAA .........................   63.8%     Housing .....................   14.7%
AA ..........................   13.5%     Water & Sewer ...............   13.7%
A ...........................   13.2%     Hospitals ...................   10.0%
BBB .........................    3.5%     Municipal Electric ..........    9.8%
Non rated ...................    2.8%     Airport .....................    9.2%
Cash & Equivalents ..........    3.2%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector classifications are based on total net assets. Sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classifications
(SIC) as published by the U. S. Office of Management and Budget.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS
                                                     ---------------------------

                                                     [Photo of Harold W. Cogger]

                                                     ---------------------------

I am pleased to present your Fund's annual report for the fiscal year ended January 31, 1997. This report provides information on the investment environment of the past 12 months and on the performance of your Fund.

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed the Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds. Respectfully,


/s/ Harold W. Cogger
    Harold W. Cogger
    President
    March 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT
ROBERT WAAS is portfolio manager of the Colonial Florida Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PAST 12 MONTHS?

A. Our core strategy was generally conservative over the period as we attempted to lower the Fund's volatility. We focused on shortening the maturity of the portfolio to reduce the Fund's sensitivity to interest rates. Shorter maturity bonds experience smaller price declines when interest rates rise, as they did during much of the period. We also increased our investment in higher coupon, premium bonds. These securities are less interest rate sensitive than those selling at or below face value, and provide a higher level of coupon income that helps to stabilize net asset values when interest rates rise.

While our core strategy remained unchanged during the year, a small portion of the portfolio was managed to take advantage of changes in market conditions. During periods when our interest rate outlook was more positive, we purchased securities that should perform well in a declining rate environment. These securities include bonds with longer maturities, that make them more sensitive to interest rate changes and generate larger price gains when interest rates fall.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THE PERIOD?

A. A major factor was the volatile investment environment during the Fund's fiscal year. Stronger than expected economic reports sent interest rates up during the first half of the period. This had a negative effect on the portfolio's performance. However, the Fund's performance over the year was balanced by the portfolio's structure: holdings were evenly divided between bonds offering price stability, high income, and bonds offering greater potential price appreciation. The Fund also benefited from increased investment in single family housing revenue bonds, with payments backed by homeowners' mortgage payments. These bonds did well because property owners are less likely to refinance and pre-pay their mortgages in an uncertain or rising interest rate environment.

Q. HOW IS THE STATE'S ECONOMY FARING?

A. Florida's economy is healthy as it continues to evolve from one that was seasonal and agricultural-based, to one that is service and trade-oriented. Significant growth in the insurance, banking and export trade sectors has resulted in more balanced demographics in the state. While economic expansion in Florida brings increased infrastructure needs, we anticipate that strong demographics and continued population growth will be adequate to support increased debt levels.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Our investment outlook is fairly positive. We anticipate that the economy's growth in the months ahead will be moderate and should translate into a more positive environment for fixed-income investments. However, because we expect the market to continue to experience some volatility, we will maintain our defensive core strategy until more definitive trends emerge.

            COLONIAL FLORIDA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
                Change in Value of $10,000 from 2/1/93 to 1/31/97
     Based on MOP for Class A Shares and applicable CDSC for Class B Shares

                              Class A Shares

                     NAV                  MOP           LEHMAN
Feb  1, 93         10,000.00            9,525.00         10,000
Feb 28, 93         10,358.53            9,866.50         10,362
Mar 31, 93         10,183.26            9,699.56         10,252
Apr 30, 93         10,299.99            9,810.74         10,355
May 31, 93         10,363.27            9,871.01         10,414
Jun 30, 93         10,545.99           10,045.06         10,588
Jul 31, 93         10,551.94           10,050.72         10,601
Aug 31, 93         10,776.93           10,265.02         10,822
Sep 30, 93         10,906.90           10,388.83         10,946
Oct 31, 93         10,941.48           10,421.76         10,967
Nov 30, 93         10,821.98           10,307.94         10,870
Dec 31, 93         11,063.69           10,538.17         11,099
Jan 31, 94         11,166.55           10,636.14         11,226
Feb 28, 94         10,833.89           10,319.28         10,935
Mar 31, 94         10,217.18            9,731.86         10,490
Apr 30, 94         10,294.53            9,805.54         10,579
May 31, 94         10,385.20            9,891.90         10,671
Jun 30, 94         10,391.01            9,897.44         10,605
Jul 31, 94         10,570.13           10,068.05         10,800
Aug 31, 94         10,547.11           10,046.12         10,837
Sep 30, 94         10,422.85            9,927.77         10,678
Oct 31, 94         10,139.72            9,658.08         10,489
Nov 30, 94          9,940.73            9,468.54         10,299
Dec 31, 94         10,259.85            9,772.51         10,526
Jan 31, 95         10,594.45           10,091.22         10,826
Feb 28, 95         10,947.20           10,427.21         11,141
Mar 31, 95         11,045.67           10,521.00         11,269
Apr 30, 95         11,054.86           10,529.75         11,283
May 31, 95         11,335.88           10,797.42         11,643
Jun 30, 95         11,100.73           10,573.45         11,541
Jul 31, 95         11,187.05           10,655.66         11,650
Aug 31, 95         11,254.31           10,719.73         11,798
Sep 30, 95         11,337.39           10,798.86         11,873
Oct 31, 95         11,545.00           10,996.61         12,045
Nov 30, 95         11,784.38           11,224.62         12,245
Dec 31, 95         11,962.14           11,393.94         12,363
Jan 31, 96         12,030.38           11,458.94         12,456
Feb 29, 96         11,925.46           11,359.00         12,372
Mar 31, 96         11,741.82           11,184.08         12,214
Apr 30, 96         11,713.63           11,157.24         12,179
May 31, 96         11,749.33           11,191.24         12,175
Jun 30, 96         11,865.77           11,302.14         12,307
Jul 31, 96         11,981.45           11,412.33         12,419
Aug 31, 96         12,000.91           11,430.86         12,416
Sep 30, 96         12,151.57           11,574.37         12,590
Oct 31, 96         12,253.90           11,671.84         12,732
Nov 30, 96         12,472.95           11,880.48         12,965
Dec 31, 96         12,395.26           11,806.48         12,910
Jan 31, 97         12,367.09           11,779.65        $12,935

                              Class B Shares
                     NAV                  MOP           LEHMAN
Feb  1, 93         10,000.00           10,000.00         10,000
Feb 28, 93         10,352.28           10,352.28         10,362
Mar 31, 93         10,170.79           10,170.79         10,252
Apr 30, 93         10,281.08           10,281.08         10,355
May 31, 93         10,337.90           10,337.90         10,414
Jun 30, 93         10,513.80           10,513.80         10,588
Jul 31, 93         10,513.34           10,513.34         10,601
Aug 31, 93         10,731.16           10,731.16         10,822
Sep 30, 93         10,854.15           10,854.15         10,946
Oct 31, 93         10,881.98           10,881.98         10,967
Nov 30, 93         10,756.70           10,756.70         10,870
Dec 31, 93         10,990.29           10,990.29         11,099
Jan 31, 94         11,085.59           11,085.59         11,226
Feb 28, 94         10,748.36           10,748.36         10,935
Mar 31, 94         10,129.80           10,129.80         10,490
Apr 30, 94         10,200.09           10,200.09         10,579
May 31, 94         10,283.67           10,283.67         10,671
Jun 30, 94         10,283.04           10,283.04         10,605
Jul 31, 94         10,453.85           10,453.85         10,800
Aug 31, 94         10,424.64           10,424.64         10,837
Sep 30, 94         10,295.26           10,295.26         10,678
Oct 31, 94         10,008.85           10,008.85         10,489
Nov 30, 94         9,806.266           9,806.266         10,299
Dec 31, 94         10,114.95           10,114.95         10,526
Jan 31, 95         10,438.64           10,438.64         10,826
Feb 28, 95         10,779.66           10,779.66         11,141
Mar 31, 95         10,869.89           10,869.89         11,269
Apr 30, 95         10,872.09           10,872.09         11,283
May 31, 95         11,141.70           11,141.70         11,643
Jun 30, 95         10,903.81           10,903.81         11,541
Jul 31, 95         10,981.59           10,981.59         11,650
Aug 31, 95         11,040.88           11,040.88         11,798
Sep 30, 95         11,115.60           11,115.60         11,873
Oct 31, 95         11,312.34           11,312.34         12,045
Nov 30, 95         11,539.95           11,539.95         12,245
Dec 31, 95         11,706.80           11,706.80         12,363
Jan 31, 96         11,766.37           11,766.37         12,456
Feb 29, 96         11,656.49           11,656.49         12,372
Mar 31, 96         11,469.55           11,469.55         12,214
Apr 30, 96         11,434.79           11,434.79         12,179
May 31, 96         11,462.38           11,462.38         12,175
Jun 30, 96         11,568.66           11,568.66         12,307
Jul 31, 96         11,674.29           11,674.29         12,419
Aug 31, 96         11,685.98           11,685.98         12,416
Sep 30, 96         11,825.43           11,825.43         12,590
Oct 31, 96         11,917.72           11,917.72         12,732
Nov 30, 96         12,123.33           12,123.33         12,965
Dec 31, 96         12,040.30           12,040.30         12,910
Jan 31, 97         12,005.37           11,708.17         12,935


The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 1996 (Most Recent Quarter End)
-------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
INCEPTION                       2/1/93                        2/1/93
                          NAV            MOP            NAV           W/CDSC
-------------------------------------------------------------------------------
1 YEAR                    3.62%         (1.30)%        2.85%         (2.07)%
-------------------------------------------------------------------------------
SINCE INCEPTION           5.63%          4.33%         4.85%           4.18%
-------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charge or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 3% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                        JANUARY 31, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 95.5%                                  PAR            VALUE
-------------------------------------------------------------------------------

EDUCATION 10.4%

EDUCATION - 3.8%
Dade County Educational Facilities
  Authority:
 Florida International University,
 Series 1993,
                     5.000%  10/01/16               $   1,500          $ 1,384
University of Miami,  Series 1996-A,
                     6.000%  04/01/08                   1,000            1,079
                                                                       -------
                                                                         2,463
                                                                       -------

SCHOOL DISTRICT GENERAL OBLIGATIONS - 6.6%
State Board of Education:
 Series 1989-A,
                     7.250%  06/01/23                   1,000            1,092
 Series 1992-A,
                     6.400%  06/01/19                   3,000            3,180
                                                                       -------
                                                                         4,272
                                                                       -------
-------------------------------------------------------------------------------
HEALTHCARE - 11.4%

HOSPITALS - 10.0%
Orange County Health Facilities Authority,
 Orlando Regional Healthcare System,
 Series 1996-A,
                     6.250%  10/01/16                   6,000            6,443
                                                                       -------

NURSING HOMES - 1.4%
Broward County,
 Beverly Enterprises-Florida, Inc.,
                     9.800%  11/01/10                     120              133
Collier County Industrial
 Development Authority, Beverly
 Enterprises-Florida, Inc., Series 1991,
                    10.750%  03/01/03                     175              201
Escambia County, Beverly Enterprises-
  Florida, Inc., Series 1985,
                     9.800%  06/01/11                     120              132
Hillcrest Manor Project,
                    10.250%  12/01/16                     190              197
Leon County, Beverly Enterprises-Florida,
  Inc., Series 1985,
                     9.800%  06/01/11                      90              100

Palm Beach County,
 Beverly Enterprises-Florida, Inc.,
 Series 1984,
                    10.000%  06/01/11                      95              105

Volusia County Industrial  Development
 Authority, Beverly Enterprises-Florida , Inc.,
 Series 1987,
                     9.800%  12/01/07                      55               56
                                                                       -------
                                                                           924
                                                                       -------

-------------------------------------------------------------------------------
HOUSING - 14.7%

MULTI-FAMILY - 3.9%
Clearwater Housing Authority,
 Hampton Apartments, Series 1994,
                     8.250%  05/01/24                     575              602
Hialeah Housing Authority,
 Series 1991,
                     9.500%  11/01/21                     200              190
PR Commonwealth of Puerto Rico Urban
 Renewal & Housing Corp.,
                     7.875%  10/01/04                   1,500            1,635
State Housing Finance Agency,
 Windsong Apartments, Series 1993-C ,
                     9.250%  01/01/19                      95               95
                                                                       -------
                                                                         2,522
                                                                       -------
SINGLE-FAMILY - 10.8%
Broward County Housing Finance
 Authority, Series 1995,
                     6.700%  02/01/28(a)                2,000            2,075
Duval County Housing Finance
 Authority, Series 1988-A
                     7.875%  09/01/09                      20               21
Manatee County Housing
 Finance Authority, Series 1996-1
                     7.450%  05/01/27                   1,630            1,789
Orange County Housing
 Finance Authority,  Series 1994,
                     6.850%  10/01/27                   2,970            3,092
                                                                       -------
                                                                         6,977
                                                                       -------

-------------------------------------------------------------------------------
OTHER - 1.8%

REFUNDED/ESCROW/SPECIAL OBLIGATION (b) - 1.8%
Port Everglades Authority,
 Series 1986,
                     7.125%  11/01/16                   1,000            1,166
                                                                       -------

-------------------------------------------------------------------------------
OTHER REVENUE - 1.0%

STATE APPROPRIATED - 1.0%
State Department of Corrections,
 Okeechobee Correctional Installation,
 Series 1995,
                     6.250%  03/01/15(a)                  625              660
                                                                       -------

-------------------------------------------------------------------------------
RESOURCE RECOVERY - 4.6%

RESOURCE RECOVERY - 4.6%
Broward County, Broward Waste
 Energy Co., Series 1984,
                     7.950%  12/01/08                   2,705            2,965
                                                                       -------

-------------------------------------------------------------------------------
TAX-BACKED - 8.0%

GENERAL OBLIGATIONS - 5.2%
PR Commonwealth of Puerto Rico,
 Series 1996,
                     6.500%  07/01/14                   3,000            3,334
                                                                       -------

SALES & EXCISE TAX - 2.8%
Jacksonville, Series 1993,
                     (c)     10/01/09                     525              263
Tampa Sports Authority, Tampa Bay
 Arena Project,  Series 1995,
                     5.750%  10/01/25                   1,500            1,526
                                                                       -------
                                                                         1,789
                                                                       -------

-------------------------------------------------------------------------------
TRANSPORTATION - 15.9%

AIRPORT - 9.2%
Dade County, Miami International
 Airport, Series 1992-B
                     6.600%  10/01/22                   3,000            3,210
Hillsborough County Aviation Authority,
 Tampa International Airport, Series A,
                     6.900%  10/01/11                   1,500            1,607
Palm Beach County,
  County Airport System,
                     7.750%  10/01/10                   1,000            1,144
                                                                       -------
                                                                         5,961
                                                                       -------

TRANSPORTATION - 6.7%
Dade County :
 Series 1995,        6.200%  10/01/09                   1,000            1,103
 Series 1996,        5.125%  10/01/16(a)                1,750            1,658
 Series 1996,        5.400%  10/01/21                   1,615            1,560
                                                                       -------
                                                                         4,321
                                                                       -------

-------------------------------------------------------------------------------
UTILITY - 27.7%

INDIVIDUAL POWER PRODUCER - 0.9%
Martin County Industrial Development
 Authority, Indiantown Co-generation
 Project, Series 1994-A,
                     7.875%  12/15/25                     500              574
                                                                       -------

INVESTOR OWNED - 3.3%
Citrus County, Florida Power Corp.
 Crystal River Power Plant,
 Series 1992-A,
                     6.625%  01/01/27                   2,000            2,125
                                                                       -------

MUNICIPAL ELECTRIC - 9.8%
Lakeland, Series 1996-B,
                     6.000%  10/01/11                   1,870            2,015
Orlando Utilities Commission,
 Series 1989-D,
                     6.750%  10/01/17                   3,750            4,326
                                                                       -------
                                                                         6,341
                                                                       -------

WATER & SEWER - 13.7%
Dade County Water & Sewer System,
 Series 1993,
                     5.000%  10/01/13                   3,235            3,037
Hillsborough County,
 Series 1991-A,
                     7.000%  08/01/14                   2,155            2,357
Seacoast Utility Authority,  Series 1989-A,
                     5.500%  03/01/15                   1,900            1,914
Seminole County,  Series 1992,
                     6.000%  10/01/19                   1,500            1,583
                                                                       -------
                                                                         8,891
                                                                       -------

TOTAL INVESTMENTS (cost of $60,486)(d)                                  61,728
                                                                       -------

SHORT-TERM OBLIGATIONS - 3.1%
-------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES(e)

FL Pinellas County Health Facilities
 Authority, Series 1985,
                     3.700%  12/01/15               $   1,500          $ 1,500
NY State Energy Research &
 Development Authority, New York State
 Energy & Gas Corp., Series D,
                     3.650%  10/01/29                     500              500
                                                                       -------
TOTAL SHORT-TERM OBLIGATIONS                                             2,000
                                                                       -------

OTHER ASSETS & LIABILITIES, NET - 1.4%                                     888
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                    $64,616
                                                                       =======

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $1,560, are being used to collateralize open futures contracts.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Zero coupon bond.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations.
    Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.

Short futures contracts open at January 31, 1997:

                      Par value                                    Unrealized
                     covered by             Expiration            depreciation
     Type             contracts               month                at 1/31/97
-------------------------------------------------------------------------------
Treasury bonds        $  1,500                March                  $ (17)

                        STATEMENT OF ASSETS & LIABILITIES

                            JANUARY 31, 1997

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $60,486)                               $ 61,728
Short-term obligations                                               2,000
                                                                  --------
                                                                    63,728
Cash                                                  $    74
Receivable for:
  Interest                                              1,108
  Fund shares sold                                         38
  Deferred organization expenses                            9
Other                                                       2        1,231
                                                      -------     --------
    Total Assets                                                    64,959

LIABILITIES
Payable for:
  Distributions                                           267
  Fund shares repurchased                                  48
  Variation margin on futures                              13
Payable to Adviser                                          7
Accrued:
  Deferred Trustees fees                                    2
Other                                                       6
                                                      -------
    Total Liabilities                                                  343
                                                                  --------

NET ASSETS                                                        $ 64,616
                                                                  ========
Net asset value & redemption price per share -
Class A ($31,275/4,210)                                           $   7.43
                                                                  ========
Maximum offering price per share - Class A
($7.43/0.9525)                                                       $7.80(a)
                                                                  ========
Net asset value & offering price per share -
Class B ($33,341/4,488)                                              $7.43(b)
                                                                  ========

COMPOSITION OF NET ASSETS
Capital paid in                                                   $ 66,029
Undistributed net investment income                                     97
Accumulated net realized loss                                       (2,735)
Net unrealized appreciation (depreciation) on:
   Investments                                                       1,242
   Open futures contracts                                              (17)
                                                                  --------
                                                                  $ 64,616
                                                                  ========

(a)  On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED JANUARY 31, 1997

(in thousands)

INVESTMENT INCOME
Interest                                                          $ 3,830

EXPENSES
Management fee                                        $   335
Service fee                                               106
Distribution fee - Class B                                255
Transfer agent                                            104
Bookkeeping fee                                            32
Trustees fee                                               14
Custodian fee                                               5
Audit fee                                                  23
Legal fee                                                   4
Registration fee                                           11
Reports to shareholders                                     5
Amortization of deferred
 organization expenses                                     10
Other                                                       7
                                                      -------
                                                          911
Interest Expense                                          (a)
Custodian credits earned                                   (5)
                                                      -------
                                                          906
Fees waived by the Adviser                               (284)        622
                                                      -------     -------
         Net Investment Income                                      3,208
                                                                  -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                               345
Closed futures contracts                                  207
                                                      -------
    Net Realized Gain                                                 552
Net unrealized depreciation during
the period on:
Investments                                            (2,300)
Open futures contracts                                     (5)
                                                      -------
     Net Unrealized Depreciation                                   (2,305)
                                                                  -------
          Net Loss                                                 (1,753)
                                                                  -------
Net Increase in Net Assets from Operations                        $ 1,455
                                                                  =======

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                            Year ended January 31
                                                         -----------------------
INCREASE (DECREASE) IN NET ASSETS                          1997          1996
Operations:
Net investment income                                    $  3,208      $  3,252
Net realized gain (loss)                                      552        (1,641)
Net unrealized appreciation (depreciation)                 (2,305)        6,243
                                                         --------      --------
    Net Increase from Operations                            1,455         7,854
Distributions:
From net investment income - Class A                       (1,656)       (1,724)
From net investment income - Class B                       (1,538)       (1,662)
                                                         --------      --------
                                                           (1,739)        4,468
                                                         --------      --------
Fund Share Transactions:
Receipts for shares sold - Class A                          4,869         9,795
Value of distributions reinvested - Class A                   675           641
Cost of shares repurchased - Class A                       (6,036)       (7,453)
                                                         --------      --------
                                                             (492)        2,983
                                                         --------      --------
Receipts for shares sold - Class B                          5,202         7,068
Value of distributions reinvested - Class B                   479           567
Cost of shares repurchased - Class B                       (7,174)       (5,360)
                                                         --------      --------
                                                           (1,493)        2,275
                                                         --------      --------
    Net Increase (Decrease) from Fund Share
         Transactions                                      (1,985)        5,258
                                                         --------      --------
       Total Increase (Decrease)                           (3,724)        9,726

NET ASSETS
Beginning of period                                        68,340        58,614
                                                         --------      --------
End of period (including undistributed
 net investment income of $97 and $66,
 respectively)                                           $ 64,616      $ 68,340
                                                         ========      ========

NUMBER OF FUND SHARES
Sold - Class A                                                655         1,327
Issued for distributions reinvested - Class A                  91            87
Repurchased - Class A                                        (816)       (1,005)
                                                         --------      --------
                                                              (70)          409
                                                         --------      --------
Sold - Class B                                                699           959
Issued for distributions reinvested - Class B                  64            77
Repurchased - Class B                                        (968)         (725)
                                                         --------      --------
                                                             (205)          311
                                                         --------      --------

See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS

                               JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial Florida Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. Fund shares are also intended to be exempt from the Florida intangibles tax. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DEFERRED ORGANIZATION EXPENSE: The Fund incurred expenses of $47,925 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

             Average Net Assets                          Annual Fee Rate
             -------------------------              ---------------------------
             First $1 billion                                 0.55%
             Next $1 billion                                  0.50%
             Over $2 billion                                  0.45%

Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:
                                                      Cumulative Annualized
             Effective Date                                 Reduction
             -------------------------              ---------------------------
             January 1, 1996                                 0.0125%
             April 1, 1996                                   0.0250%
             July 1, 1996                                    0.0375%
             October 1, 1996                                 0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $10,781 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $160,429 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                        Valuation of shares                 Annual
                    outstanding on the 20th of               Fee
                   each month which were issued              Rate
             ------------------------------------------------------
             Prior to November 30, 1994                      0.10%
             On or after December 1, 1994                    0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.40% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $5,078 of custodian fees have been reduced by balance credits applied during the year ended January 31, 1997. The Fund could have invested a portion of the assets utilized in connection with expense offset arrangements in an income producing asset if it had not entered into such arrangements.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations, were $43,770,158 and $45,221,930 respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was approximately:
             Gross unrealized appreciation           $   1,403,256
             Gross unrealized depreciation                (161,387)
                                                     -------------
                 Net unrealized appreciation         $   1,241,869
                                                     =============

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of                              Capital loss
              expiration                            carryforward
             -------------                          ------------
                 2002                                 $   22,000
                 2003                                    573,000
                 2004                                  1,485,000
                 2005                                     41,000
                                                      ----------
                                                      $2,121,000
                                                      ==========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%.

The average daily loan balance for year ended January 31, 1997 was $5,464, at a weighted average interest rate of 5.50%. The maximum loan outstanding during the period was $1,000,000.

                                    FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                       Year ended January 31
                                                      --------------------------------------------------------
                                                                 1997                          1996
                                                       Class A         Class B         Class A         Class B
                                                      --------        --------        --------        --------
Net asset value -
   Beginning of period                                $  7.620        $  7.620        $  7.100        $  7.100
                                                      --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.395           0.340           0.404           0.351
Net realized and unrealized gain (loss)                 (0.194)         (0.194)          0.535           0.533
                                                      --------        --------        --------        --------
   Total from Investment Operations                      0.201           0.146           0.939           0.884
                                                      --------        --------        --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.391)         (0.336)         (0.419)         (0.364)
                                                      --------        --------        --------        --------
Net asset value -
   End of period                                      $  7.430        $  7.430        $  7.620        $  7.620
                                                      ========        ========        ========        ========
Total return (b)(c)                                      2.80%           2.03%          13.55%          12.72%
                                                      ========        ========        ========        ========

RATIOS TO AVERAGE NET ASSETS:
Expenses (d)                                             0.56%           1.31%           0.45%           1.18%
Interest expense                                           (e)             (e)            --              --
Net investment income (d)                                5.31%           4.56%           5.45%           4.72%
Fees and expenses waived or borne by the Adviser (d)     0.44%           0.44%           0.55%           0.55%
Portfolio turnover                                         69%             69%             83%             83%
Net assets at end of period (000)                     $ 31,275        $ 33,341        $ 32,599        $ 35,741

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                      $  0.032        $  0.032        $  0.040        $  0.040
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years'
    ratios are net of benefits received, if any. (e) Rounds to less than 0.01%.

--------------------------------------------------------------------------------
Federal Income Tax information (unaudited)
All of the distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                            FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                       Year ended January 31
                                                      --------------------------------------------------------
                                                               1995                           1994(b)
                                                      Class A         Class B         Class A         Class B
                                                      --------        --------        --------        --------
Net asset value -
   Beginning of period                                $  7.930        $  7.930        $  7.500        $  7.500
                                                      --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.423           0.369           0.434           0.378
Net realized and unrealized gain (loss)                 (0.839)         (0.839)          0.420           0.420
                                                      --------        --------        --------        --------
   Total from Investment Operations                     (0.416)         (0.470)          0.854           0.798
                                                      --------        --------        --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.414)         (0.360)         (0.424)         (0.368)
                                                      --------        --------        --------        --------
Net asset value -
   End of period                                      $  7.100        $  7.100        $  7.930        $  7.930
                                                      ========        ========        ========        ========
Total return (c)(d)                                    (5.11)%         (5.83)%          11.66%          10.85%
                                                      ========        ========        ========        ========

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                 0.22%           0.97%           0.05%           0.80%
Net investment income                                    5.92%           5.17%           5.40%           4.65%
Fees and expenses waived or borne by the Adviser         0.73%           0.73%           0.88%           0.88%
Portfolio turnover                                         45%             45%             19%             19%
Net assets at end of period (000)                     $ 27,498        $ 31,116        $ 23,802        $ 31,513


(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                      $  0.052        $  0.052        $  0.071        $  0.071
(b) The Fund commenced investment operations on February 1, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
   COLONIAL FLORIDA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Florida Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL
BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ............press [1]

For account information ..............................................press [2]

To speak to a Colonial representative ................................press [3]

For yield and total return information ...............................press [4]

For duplicate statements or new supply of checks .....................press [5]

To order duplicate tax forms and year-end statements .................press [6]
(February through May)

To review your options at any time during your call  .................press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Florida Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Florida Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Florida Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[LOGO] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios


                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)

      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            FL-02/391D-0197 M (3/97)